TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and SAIs

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Transamerica Dynamic Income

Transamerica Dynamic Allocation

ClearTrack 2015

ClearTrack 2020

ClearTrack 2025

ClearTrack 2030

ClearTrack 2035

ClearTrack 2040

ClearTrack 2045

ClearTrack 2050

ClearTrack Retirement Income

The following replaces the corresponding information in the Prospectuses, Summary Prospectuses and SAIs relating to QS Investors, LLC under the sections entitled “Management”. Transamerica Asset Management, Inc. continues to serve as the Funds’ investment manager.

Sub-Adviser:	Portfolio Managers:
QS Investors, LLC	Thomas Picciochi, Portfolio Manager since 2015
Ellen Tesler, Portfolio Manager since 2015
Adam J. Petryk, CFA, Portfolio Manager since 2016

The following replaces the corresponding information in the Prospectuses for the Funds listed above relating to QS Investors, LLC under the section entitled “Portfolio Managers”:

Name	Employer	Positions Over Past Five Years
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Head of Multi-Asset Portfolio Management Implementation at QS Investors, LLC since 2010; Senior Portfolio Manager for Deutsche Asset Management from 1999-2010

Ellen Tesler	QS Investors, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager at QS Investors, LLC since 2010; Portfolio Manager for Deutsche Asset Management from 2003-2010

Adam J. Petryk, CFA	QS Investors, LLC	Portfolio Manager of the portfolio since 2016; Head of Multi-Asset and Solutions at QS Investors, LLC since 2014; Chief Investment Officer for Batterymarch Financial Management, Inc. (“Batterymarch”) from 2012-2014; Deputy Chief Investment Officer and co-head of the Developed Markets investment team for Batterymarch from 2010-2012

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Investors Should Retain this Supplement for Future Reference

June 3, 2016